                                                                    Exhibit 23.6


                         CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in this Registration Statement of Boykin Lodging Company on Form S-3 (333-39369) of our report dated February
24, 1996 (March 14, 1996 as to Note 5), appearing in the annual report on Form 10-K of Red Lion Inns Limited Partnership for the year ended December 31, 1996.



                                                  Deloitte & Touche LLP



Portland, Oregon,
 January 29, 1998